UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:              811-07533

The Lou Holland Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Suite 700

Chicago, IL 60606

(Address of principal executive offices)

Susan Chamberlain

Holland Capital Management LLC

One North Wacker Drive, Suite 700

Chicago, IL 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-553-4844

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2009 – June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

LOU HOLLAND
GROWTH FUND

Letter to Shareholders August 2009	Dear Fellow Shareholder:

Thank you for your investment in the Lou Holland Growth Fund.

Fund Results

The economic and financial crisis that hurt stocks so badly in 2008 extended into early 2009 and by early March the S&P 500 Index had reached a 12-year low and was down 57% from its October 2007 high. However, since that time stocks have rocketed higher, primarily due to investor optimism that the global economy may be on its way to recovery. After achieving solid double-digit returns during the second quarter many of the major U.S. equity indexes are now in positive territory through the first six months of 2009. During this period the Fund has outperformed its benchmarks, returning 12.17% as compared to the Fund’s style benchmark, the Russell 1000® Growth Index, which returned 11.53%, and versus its secondary benchmark, the S&P 500 Index, which rose a modest 3.16% in comparison.

Fund Performance

The Fund’s performance was driven by both favorable stock selection and sector allocation decisions. Stock selection within technology, health care, and energy provided the largest contributions to the Fund’s return.

Technology holdings performed extremely well overall, particularly Citrix Systems, Inc. and Apple Inc. which made the largest contributions to the Fund’s performance so far during 2009. Citrix, a provider of access infrastructure software and services designed to simplify the complexity of information technology environments, continues to perform well based upon its strong first quarter earnings results and positive product developments. Given that its high quality products play a role in the proliferating trend of cloud computing, there is some speculation that the company may be an acquisition target. Apple also turned in good first quarter earnings and its recent product announcements and developers conference were well received by both investors and consumers alike.

Hospira Inc., among the top performing holdings, is a specialty pharmaceuticals and medication delivery company created from the core hospital products business of Abbott Laboratories. The company has turned in good operating results in 2009 and has received several favorable U.S. Food and Drug Administration approvals. Additionally, Hospira recently announced a much welcomed program to improve margins and return on invested capital. Schering-Plough Corp. also experienced nice gains on news that it is entering into an agreement to be acquired by Merck and Co.

A number of energy holdings were major contributors to Fund performance. Halliburton Co. participated in a rebound in the oil service industry caused by investor perception that supply correction mechanisms are beginning to take hold which should eventually lead to a rebound in drilling activity. Southwestern Energy Co. also rallied in anticipation of the supply correction, receiving an added boost from

LOU HOLLAND
GROWTH FUND

continued great well results from their Fayetteville project. Suntech Power Holdings Co. Ltd. - ADR moved higher due in part to China’s announcement of a solar power subsidy program which could spark larger than expected demand from China in the coming years.

Consumer-related stocks were a weak spot for the Fund. Proctor & Gamble Co., one of the larger holdings in the Fund, was hurt by a combination of investor flight from defensive consumer staples issues and increased concerns about its longer term revenue growth prospects. Costco Wholesale Corp. also lagged as same-store-sales deceleration has led to a de-leveraging in sales, general, and administrative expenses.

The Fund has little-to-no exposure to the credit or mortgage market. However, while AFLAC Inc.’s business is performing as well as can be expected in this uncertain financial environment, the company has suffered due to lingering concerns about its $8 billion in hybrid securities linked to banks around the globe and any potential investment losses that may occur as a result of nationalization or insolvency of some U.K. banks. We believe that while there very well may be losses, they are manageable.

The Fund was advantaged by our decision to maintain an overweight in both technology and energy stocks as investor optimism about an economic recovery resulted in a shift into economically sensitive sectors. We lowered our weight in health care due to the potential for health care reform in the U.S., which could slow the rate of earnings growth of companies in this sector. This decision added value.

Portfolio Changes

Our fundamental, bottom-up research during the first half of the year identified BlackRock Inc. as a new stock idea that met our long-term, fundamental, conservative investment criteria of double-digit earnings growth rates and reasonable valuations. BlackRock, a leading global asset manager, was purchased in April in order to gain exposure to a high quality asset management firm that should profit from a financial market turnaround. The company has been extremely well managed and its well regarded management has done a great job of creating value for shareholders since going public in 1999. And while there are some variable expenses associated with their business model, much of the expense base is fixed, allowing for strong growth when assets under management are growing. BlackRock has one of the broadest asset management platforms in the industry, with a diversified asset base in money management, fixed income, and equities. Continued strong asset management performance should continue to drive inflows. To round out its existing product offerings and to increase its capabilities in index and quantitative assets, BlackRock recently announced its decision to acquire Barclay’s Global Investors. The crown jewel of the deal is Barclay’s exchange-traded fund (“ETF”) product, iShares, which represents almost 50% of the ETF market, a rapidly growing segment of tradable securities market.

Stocks are generally sold when they no longer meet our investment criteria or when replaced with a better idea.

LOU HOLLAND
GROWTH FUND

Outlook

Most of the major U.S. equity market indexes are now solidly in positive territory through the first half of the year. This performance has been driven by a positive shift in investor confidence that the worst is over and that the economy is set to return to growth. We agree that the worst is likely over for the economy as well as the stock market. Yet, we remain uncertain of the timing of a bottom of either or the sustainability of the recent rally since a number of issues still facing the economy, housing, employment, and the financial system remain unresolved. Also, we believe we are entering a period of consumer de-leveraging which will likely be a headwind for future economic growth, although this could be partially offset by demand from emerging markets as their economies begin to improve. Our expectation is that the pace of future economic growth may likely be below recent historical levels. We remain selective in both stock and sector allocation decisions, looking to position our portfolio to take advantage of any future economic turnaround. We also remain on watch for interesting opportunities in high quality consumer companies that meet our growth at a reasonable price criteria and that are able to thrive during an economic recovery despite a new consumer spending paradigm. Bank stocks have shown appreciation driven by depressed valuations and investor confidence that the government will backstop certain bank failures. However, we remain cautious of financial stocks overall given issues that still face many companies in this space and thus we prefer financials in which we have greater clarity and conviction of future earnings growth. As health care reform is taking shape under the new administration, we fear that potential cost control measures could cause deterioration in the pricing power of health care companies. We are cognizant of the overall benefit of having exposure to stocks in this economically defensive sector. However, while we continue to monitor the reform process we have proactively reduced our relative exposure to this sector and stand ready to make additional changes as necessary. We remain overweighted in the energy sector primarily through holdings in high quality companies that have quality reserves and that are low cost producers and poised for growth. We still believe that the overall fundamentals continue to support our thesis of a supply/demand imbalance longer term, particularly as global economies emerge from recession.

While the current business cycle is challenging, we continue to be optimistic about conservative growth stocks in general. In the near-term period of economic and stock market uncertainty, we expect investors to continue to favor companies with the most stable and highest-quality earnings growth and to gravitate to companies with strong financial positions, good earnings growth potential, reasonable valuations and low debt levels, measures consistent with our bottom-up, fundamental investment criteria.

LOU HOLLAND
GROWTH FUND

We believe that our extensive investment experience and our conservative growth strategy of purchasing high quality, reasonably priced, mid and large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors.

Sincerely,

Monica L. Walker President & Chief Investment Officer - Equity

LOU HOLLAND
GROWTH FUND

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 06/30/99. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH ABOVE AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING http://www.hollandcap.com/lhgf_perf.html.

RUSSELL 1000® GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 628 of those Russell 1000® companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.
Average Annual Rate of Return for the Periods Ended June 30, 2009

	Year-to-Date*	1 Year	5 Years	10 Years
Lou Holland Growth Fund	12.17%	-22.52%	-2.43%	-1.18%
Russell 1000® Growth Index	11.53%	-24.50%	-1.83%	-4.18%

*	For the six month period ended June 30, 2009, not audited.

LOU HOLLAND
GROWTH FUND

Industry Sectors as of June 30, 2009 (Unaudited)

LOU HOLLAND
GROWTH FUND

Technology	32.8%

Energy	18.6%

Health Care	11.7%

Producer Durables	11.0%

Consumer Discretionary	9.7%

Consumer Staples	7.2%

Financial Services	6.1%

Materials & Processing	1.8%

Utilities	1.1%

Percentages relate to long-term investments

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

The Fund does not currently charge transaction fees such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, or exchange fees. The Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bank”), charges a fee of $15 per transmittal of redemption proceeds by wire, and your bank may charge a fee for receiving a wire transfer. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. These costs are not reflected in the example. If such costs were included, your costs would be higher.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value (01/01/09)	Value (06/30/09)	(01/01/09 – 06/30/09)

Lou Holland Growth Fund Actual	$1,000	$1,121.70	$7.10
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$6.76

*	Expenses are equal to the Fund’s annualized expense ratio (after reimbursement) of 1.35%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period from January 1, 2009 to June 30, 2009).

LOU HOLLAND
GROWTH FUND

Statement of Assets and Liabilities
June 30, 2009
(Unaudited)

ASSETS:
Investments, at value (cost $39,146,288)	$38,523,823
Dividends receivable	26,709
Receivable from investment securities sold	85,371
Receivable from shareholders for purchases	905
Receivable from Investment Adviser	11,031
Other assets	15,976

Total Assets	$38,663,815

LIABILITIES:
Payable to Investment Adviser	$27,164
Payable to shareholders for redemptions	17,068
Accrued expenses and other liabilities	58,725

Total Liabilities	102,957

NET ASSETS	$38,560,858

NET ASSETS CONSIST OF:
Capital stock	$40,241,588
Accumulated net realized loss on investments	(1,061,744)
Net unrealized depreciation on investments	(622,465)
Undistributed net investment income	3,479

Total Net Assets	$38,560,858

Shares outstanding	2,665,076

Net Asset Value, Redemption Price and Offering Price Per Share	$14.47

Statement of Operations
For the Six Months Ended June 30, 2009
(Unaudited)

INVESTMENT INCOME:
Dividend income	$232,818

Total Investment Income	232,818

EXPENSES:
Investment management fees	144,398
Legal fees	28,418
Transfer agent fees	24,366
Accounting fees	23,598
Trustee fees	22,825
Audit and tax fees	17,052
Printing costs	13,905
Registration fees	10,954
Administration fees	8,494
Custody fees	2,955
Other	20,955

Total expenses before waiver and reimbursement	317,920
Less: Waiver from Investment Adviser	(88,581)

Net Expenses	229,339

NET INVESTMENT INCOME	3,479

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(119,836)
Change in unrealized appreciation on investments	4,150,934

Net realized and unrealized gain on investments	4,031,098

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,034,577

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND
GROWTH FUND

Statements of Changes in Net Assets (Unaudited)

	For the Six Months
	Ended June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008

OPERATIONS:
Net investment income (loss)	$3,479	$(116,195)
Net realized loss on investments	(119,836)	(555,978)
Change in unrealized appreciation (depreciation) on investments	4,150,934	(17,921,359)

Net increase (decrease) in net assets from operations	4,034,577	(18,593,532)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains	—	(25,277)

Total distributions	—	(25,277)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,798,254	3,999,390
Net asset value of shares issued for reinvested distributions	—	25,242
Cost of shares redeemed	(2,038,114)	(7,342,960)

Net increase (decrease) in net assets from capital share transactions	760,140	(3,318,328)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	4,794,717	(21,937,137)

NET ASSETS:
Beginning of period	33,766,141	55,703,278

End of period (including undistributed net investment income of $3,479 and $0, respectively)	$38,560,858	$33,766,141

CHANGES IN SHARES OUTSTANDING:
Shares sold	207,490	243,758
Shares reinvested	—	1,948
Shares redeemed	(160,066)	(439,419)

Net increase (decrease)	47,424	(193,713)

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND
GROWTH FUND

Financial Highlights (Unaudited)

	For the
	Six Months
	Ended
	June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005	2004
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of year	$12.90		$19.81	$18.65	$17.99	$18.23	$16.58

Income (loss) from investment operations:
Net investment income (loss)(1)	—	(4)	(0.04)	(0.04)	0.02	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	1.57		(6.86)	1.79	0.92	(0.12)	1.80

Total from investment operations	1.57		(6.90)	1.75	0.94	(0.15)	1.85

Less distributions:
Dividends from net investment income	—		—	(0.01)	(0.01)	—	(0.05)
Distributions from capital gains	—		(0.01)	(0.58)	(0.27)	(0.09)	(0.15)

Total distributions	—		(0.01)	(0.59)	(0.28)	(0.09)	(0.20)

Net asset value, end of period	$14.47		$12.90	$19.81	$18.65	$17.99	$18.23

Total return	12.17%	(2)	(34.83)%	9.40%	5.23%	(0.80)%	11.21%

Supplemental data and ratios:

Net assets, end of period	$38,560,858		$33,766,141	$55,703,278	$58,993,382	$40,070,057	$42,143,873

Ratios of expenses to average net assets:
Before expense waiver and reimbursement	1.87%	(3)	1.71%	1.41%	1.47%	1.65%	1.88%
After expense waiver and reimbursement	1.35%	(3)	1.35%	1.35%	1.35%	1.35%	1.35%

Ratios of net investment income (loss) to average net assets:
Before expense waiver and reimbursement	(0.50)%(3)		(0.61)%	(0.25)%	(0.02)%	(0.47)%	(0.24)%
After expense waiver and reimbursement	0.02%	(3)	(0.25)%	(0.19)%	0.10%	(0.17)%	0.29%

Portfolio turnover rate	5.11%	(2)	34.98%	25.58%	31.64%	30.63%	40.83%

(1)	Calculated using average shares outstanding method.
(2)	Not Annualized
(3)	Annualized
(4)	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND
GROWTH FUND

Schedule of Investments
June 30, 2009 (Unaudited)

Number of
Shares		Value
	COMMON STOCKS - 96.8%
	Consumer Discretionary - 9.3%
9,650	Costco Wholesale Corp.	$441,005
6,050	Kohl’s Corp.*	258,638
7,550	MSC Industrial Direct Co. - Class A	267,874
9,600	Nike Inc. - Class B	497,088
13,150	Wal-Mart Stores, Inc.	636,986
25,700	Walt Disney Co.	599,581
27,450	Yum! Brands Inc.	915,183

		3,616,355

	Consumer Staples - 7.0%
12,300	CVS Caremark Corp.	392,001
7,800	Diageo Plc - ADR	446,550
6,100	HJ Heinz Co.	217,770
14,350	PepsiCo, Inc.	788,676
16,650	Procter & Gamble Co.	850,815

		2,695,812

	Energy - 18.0%
4,300	Exxon Mobil Corp.	300,613
56,950	Halliburton Co.	1,178,865
13,850	Noble Corp. f	418,962
19,850	Occidental Petroleum Corp.	1,306,329
19,800	Range Resources Corp.	819,918
25,700	Southwestern Energy Co.*	998,445
33,600	Suntech Power Holdings Co. Ltd. - ADR*	600,096
34,550	XTO Energy, Inc.	1,317,737

		6,940,965

	Financial Services - 5.9%
14,100	AFLAC Inc.	438,369
1,250	BlackRock Inc.	219,275
47,450	TD Ameritrade Holding Corp.*	832,273
12,700	Visa Inc. - Class A	790,702

		2,280,619

	Health Care - 11.3%
22,200	Covidien Ltd. f	831,168
10,650	Genzyme Corp.*	592,886
24,600	Hospira Inc.*	947,592
11,050	Laboratory Corp. of America Holdings*	749,080
18,500	McKesson Corp.	814,000
16,900	Schering-Plough Corp.	424,527

		4,359,253

	Materials & Processing - 1.7%
9,200	Praxair Inc.	653,844

	Producer Durables - 10.7%
9,550	Automatic Data Processing, Inc.	338,452
14,100	Burlington Northern Santa Fe Corp.	1,036,914
20,350	Expeditors International Washington, Inc.	678,469
22,750	Honeywell International Inc.	714,350
10,450	Roper Industries Inc.	473,490
7,300	United Parcel Service Inc. - Class B	364,927
9,800	United Technologies Corp.	509,208

		4,115,810

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND
GROWTH FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Number of
Shares		Value

	Technology - 31.8%
39,300	Adobe Systems Inc.*	$1,112,190
7,500	Affiliated Computer Services Inc. - Class A*	333,149
25,500	American Tower Corp.*	804,015
12,750	Apple Inc.*	1,815,983
64,100	Cisco Systems, Inc.*	1,194,824
57,150	Citrix Systems, Inc.*	1,822,514
2,450	Google Inc. - Class A*	1,032,896
23,600	Intel Corp.	390,580
10,650	International Business Machines Corp.	1,112,073
61,300	Microsoft Corp.	1,457,101
17,600	QUALCOMM Inc.	795,520
24,700	Symantec Corp.*	384,331

		12,255,176

	Utilities - 1.1%
13,300	Questar Corp.	413,762

	Total common stocks (cost $37,954,061)	37,331,596

	SHORT TERM INVESTMENT - 3.1%
	Money Market Fund - 3.1%
1,192,227	Fidelity Institutional Government Money Market Fund, 0.24%(a)	1,192,227

	Total short-term investment (cost $1,192,227)	1,192,227

	Total investments - 99.9% (cost $39,146,288)	38,523,823

	Other assets in excess of other liabilities - 0.1%	37,035

	TOTAL NET ASSETS - 100%	$38,560,858

(a)	Dividend yield changes to reflect current market conditions. Rate is the quoted yield as of June 30, 2009.

f	Foreign Security

*	Non-income producing security

ADR - American depository receipt

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES	The Lou Holland Trust (the “Trust”) was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a series company and currently consists of one series, the Lou Holland Growth Fund (the “Fund”). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996, and has an unlimited number of shares authorized for issuance with no par value.

The Fund’s financial statements have been prepared as of the close of trading on the New York Stock Exchange (the “Exchange”) on June 30, 2009. The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - The net asset value (“NAV”) of shares of the Fund is normally calculated as of the close of trading (generally, 4:00 PM Eastern) on the Exchange on every day the Exchange is open for trading. Stocks traded on an exchange are generally valued on the basis of prices furnished by independent pricing services approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) and valued at the official closing price on the exchange where the security is principally traded. If there is no official closing price of a security on the valuation date, the security is valued at the most recent sale or quoted bid price. Investments in mutual funds are valued at the NAV per share determined as of the close of the Exchange on the valuation date. Other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.

Market quotations may not be readily available for certain investments. If market quotations are not readily available or if it is determined that a quotation for an investment does not represent market value, then the investment is valued at a fair value as determined in good faith using procedures approved by the Board. Situations that may require a security to be fair valued include instances where a security is thinly traded, halted or restricted to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Under the procedures adopted by the Board, Holland

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

Capital Management LLC (the “Investment Adviser”) may rely on independent pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value generally include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

If a security is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the security depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. As of June 30, 2009, no securities were fair valued.

b) Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under SFAS No. 157 guidance. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets. Level 2 includes valuations for which significant inputs are observable. Observable inputs include closing prices of identical or similar securities in non-active markets. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including securities that were valued at a fair value as determined in good faith using procedures adopted by the Board. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Financial Accounting Standards Board (“FASB”) recently issued Staff Position (“FSP”) 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly: An Amendment of SFAS No. 157” - This amendment to SFAS No. 157 provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for an asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not considered orderly. The FSP also expands the

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

summary of inputs and the Level 3 rollforward required by SFAS No. 157 to include disclosure by major security category.

The following table summarizes the Fund’s investments as of June 30, 2009 by level:

Investments in Securities
Level 1*	$38,523,823
Level 2	—
Level 3	—

Total	$38,523,823

* Level 1 security category information is reflected in the Schedule of Investments.

c) Security Transactions and Investment Income - Investment transactions are recorded on trade date, as of June 30, 2009. The Fund determines gain or loss realized from investment transactions by comparing the original cost of the security lot sold with net sales proceeds. Dividend income is recognized on ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

d) Federal Income Taxes - The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, which is applicable to regulated investment companies. Therefore, no federal income tax provision is required.

e) Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Net realized capital gains will be distributed only to the extent they exceed available capital loss carryforwards.

f) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

2. INVESTMENT TRANSACTIONS	The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended June 30, 2009, were as follows:

	Purchases	Sales
Investments	$2,110,446	$1,704,519

3. RELATED PARTY AGREEMENTS	The Fund has entered into an Investment Management and Administration Agreement with Holland Capital Management LLC. Pursuant to its management agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund’s daily net assets up to $500 million. The fee declines at specified breakpoints as net assets increase.

The Investment Adviser has contractually agreed to waive its management fee and reimburse other expenses of the Fund, through the current fiscal year, to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. For the six months ended June 30, 2009, the Investment Adviser waived $88,581 of its management fee. There can be no assurance that the Investment Adviser will continue to waive its fees and reimburse expenses after December 31, 2009.

4. DISTRIBUTION	The Trust has entered into a Distribution Agreement (“Distribution Agreement”) with Foreside Distribution Services, L.P. (“Foreside”). Under the Distribution Agreement, Foreside acts as an agent of the Trust in connection with the offering of the shares of the Fund. The Investment Adviser provides compensation, at its own expense, to Foreside for providing distribution and other services. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

5. FEDERAL INCOME TAX MATTERS	Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. Permanent differences, such as gain recognition on contributed securities and net operating losses, are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

reclassification. Timing and permanent differences do not impact the NAV of the Fund. The following information is presented on an income tax basis.

At June 30, 2009, the cost of investments for tax purposes was $39,191,564 and gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized:
Appreciation	$4,844,364
(Depreciation)	(5,512,105)

Net unrealized (depreciation) on investments	$(667,741)

At the close of business on May 2, 1996, the Partners of Holland Fund, L.P., transferred certain assets to the Fund. As a result of the tax-free transfer, the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of June 30, 2009, the Fund held securities with $16,487 of net unrealized appreciation relating to the transfer.

At December 31, 2008, the Fund’s most recent fiscal year end, the Fund had no undistributed net ordinary income or accumulated net long-term capital gains.

The tax character of distributions paid for the fiscal year ended December 31, 2008, was as follows:

Distributions from net ordinary income*	$25,264

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At December 31, 2008, the Fund’s last fiscal year end, the Fund had unused capital loss carryforwards of $430,039 available for federal income tax purposes which may be used to offset future net realized capital gains. If not used, these losses will expire in 2016.

The Fund had $466,594 of capital losses realized from November 1, 2008 through December 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FIN 48 requires that management evaluate the tax positions taken in returns for 2006, 2007, and 2008, which remain subject to examination by the Internal Revenue Service. These returns are not subject to examination by any other tax jurisdictions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Fund’s financial statements for the period ended June 30, 2009.

6. MARKET RISKS	General Market Risk - The market value of a security may fluctuate, sometimes rapidly and unpredictably. This volatility may cause a security to be worth less than what was paid for it. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and possible adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

7. ADDITIONAL INFORMATION	For additional information about the Fund’s Trustees or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities please call the Trust at 1-800-295-9779 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information also is available on the Fund’s website at http://www.hollandcap.com/lhgf_perf.html and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009, is also available on the Fund’s website or the Commission’s

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

website. Information on how the Fund voted proxies is also available by calling 1-800-295-9779.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

LOU HOLLAND
GROWTH FUND

Approval of Advisory Agreement

At a meeting of the Board held on March 19, 2009, the Trustees, including a majority of the independent Trustees, voted to approve the Investment Management and Administration Agreement (the “Advisory Agreement”) by and between the Trust, on behalf of the Fund, and the Investment Adviser. Pursuant to the Advisory Agreement, the Investment Adviser supervises and directs the day-to-day investments and operation of the Fund in accordance with the Fund’s investment objective, investment program, policies, and restrictions, subject to the authority of the Board. The Investment Adviser also supervises the overall administration of the Trust, which includes, among other activities, preparing and filing documents required for compliance of the Trust with applicable laws and regulations, preparing agendas and other supporting documents for the meetings of the Board, maintaining the corporate records and books of the Trust, and serving as the liaison with its independent registered public accountant and service providers such as the custodian, transfer agent, and administrator.

At the March 19, 2009 meeting, the Trustees were presented with information regarding, among other things:

•	the nature and extent of the services provided by the Investment Adviser;

•	the cost of those services;

•	the Investment Adviser’s personnel providing services to the Fund;

•	the investment performance of the Fund in relation to its benchmark index and in relation to other mutual funds of comparable size and investment style;

•	overall expenses of the Fund;

•	brokerage transactions and the cost thereof;

•	the financial condition of the Investment Adviser and the resources devoted by the Investment Adviser to the Fund and the portfolio managers; and

•	the effect of the Fund’s relatively small size, and prospects for future growth, as those factors relate to investment performance and expenses.

The Trustees also considered information that is provided to them on an ongoing basis at regular meetings of the Board held throughout the year, such as performance and compliance reports, and the nature, extent and quality of non-investment management services provided by the Investment Adviser. In deciding to approve the Advisory Agreement, the Trustees did not identify any single factor as determinative, and each Trustee weighted various factors and pieces of information as he or she deemed appropriate after consideration of the information as a whole.

LOU HOLLAND
GROWTH FUND

Approval of Advisory Agreement (Continued)

The Trustees considered the nature, extent and quality of the services provided by the Investment Adviser pursuant to the Advisory Agreement. The Trustees considered, among other things, the Investment Adviser’s investment personnel, experience, and performance, the resources dedicated to the Fund by the Investment Adviser, the overall management of the Fund’s investments, and the scope of the Investment Adviser’s advisory and administrative services provided under the Advisory Agreement. After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided by the Investment Adviser.

The Trustees considered information provided by an independent provider of investment company data comparing the Fund’s fees and expenses with those of other mutual funds of comparable size and investment style. It was noted that the Fund is a no-load mutual fund and has no Rule 12b-1 fees, and that the Investment Adviser contractually is obligated, through the current fiscal year, to waive its investment management fee and reimburse other Fund expenses to the extent necessary to keep total expenses of the Fund at or below 1.35%.

The Trustees reviewed the Fund’s total expenses and the level of management fees in relation to the fees and expenses of other mutual funds of comparable size and investment style, as well as the investment performance of the Fund in relation to such other mutual funds and in relation to the Fund’s benchmark index. The Board concluded that the advisory fee of the Fund was comparable with such other funds’ management fees. The Board noted that the Fund’s peer group was appropriately limited to small stand-alone funds.

The Board reviewed the Fund’s investment performance, and discussed the financial condition and profitability of the Investment Adviser. The Board considered the Fund’s 2009 expense budget and the fact that the Investment Adviser was waiving a portion of the management fee and the related costs to the Investment Adviser of providing services to the Fund, including the costs of such fee waivers and expense reimbursements.

The potential realization of economies of scale as the Fund grows was not viewed as being a significant factor given the relatively small size of the Fund, the current level of expense waivers and reimbursements by the Investment Adviser, and the fact that the current management fee schedule includes breakpoints as the Fund’s asset levels increase. The Trustees discussed the financial condition and profitability of the Investment Adviser, and were assured of the Investment Adviser’s continued financial stability and ability to fulfill its obligations under the Advisory Agreement. The Trustees also considered the services provided by the Investment Adviser to

LOU HOLLAND
GROWTH FUND

Approval of Advisory Agreement (Continued)

other clients, including personnel, research and operational support provided to the Fund and such other clients. The Board considered fallout benefits available to the Investment Adviser, noting that the Fund’s custodian and principal underwriter were unaffiliated with the Investment Adviser. The Trustees also considered the benefits derived and to be derived by the Investment Adviser from its relationship with the Fund with respect to the Investment Adviser’s use of the soft dollar arrangements.

After review and discussion of the information presented, the Trustees concluded that the current level of investment management fees paid by the Fund to the Investment Adviser is fair and reasonable in relation to the services to be rendered to the Fund under the Advisory Agreement, and that the Advisory Agreement is in the best interest of the Fund and its shareholders.

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TRUSTEES AND OFFICERS

Carla S. Carstens, Trustee and
Chair of the Audit Committee

Abe Tomás Hughes, Trustee

JoAnn Sannasardo Lilek, Trustee and
Chair of the Board of Trustees

José L. Santillan, Trustee

Monica L. Walker, President and Trustee
President and Chief Investment Officer-Equity,
Holland Capital Management LLC

Susan M. Chamberlain,
Chief Compliance Officer
The Lou Holland Trust
and Holland Capital Management LLC

Laura J. Janus, Secretary and Treasurer
Managing Director and
Chief Investment Officer-Fixed Income,
Holland Capital Management LLC

INVESTMENT ADVISER
Holland Capital Management LLC
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312) 553-4830

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone (800) 295-9779

DISTRIBUTOR
Foreside Distribution Services, L.P.
10 High Street, Suite 302
Boston, MA 02110

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, WI 53212

FUND ACCOUNTANT AND
ADMINISTRATOR
Jackson Fund Services
Chicago, IL 60606

COUNSEL
Seyfarth Shaw LLP
Chicago, IL 60603

LOU HOLLAND
GROWTH FUND

SEMI-ANNUAL REPORT
June 30, 2009
(Unaudited)

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures are effective and that they provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (the "Act")) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Not applicable.
(2) Certifications required by Rule 30a-2(a) under the Act are attached hereto.
(3) Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LOU HOLLAND TRUST

By:	/s/ Monica L. Walker
Name:	Monica L. Walker
Title:	President
Date:	8/21/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Monica L. Walker
Name:	Monica L. Walker
Title:	President
Date:	8/21/09

By:	/s/ Laura J. Janus
Name:	Laura J. Janus
Title:	Treasurer
Date:	8/21/09

EXHIBIT LIST

Exhibit 12(a)(2)(a)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b)(1)	Certification required by Rule 30a-2(b) under the Act